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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 19, 1998 included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-29149, 333-29151 and 333-34731.

                               /s/ Arthur Andersen LLP

Minneapolis, Minnesota
March 23, 1998